 Securities and Exchange Commission Washington, D.C. 20549 FORM 8-K/A Amendment No. 1 CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): March 7, 2002 PARALLEL PETROLEUM CORPORATION ------------------------------------------------------ (Exact name of registrant as specified in its charter) Delaware ------------------------------ (State or other jurisdiction of incorporation) 0-13305 75-1971716 ---------------- --------------- (Commission file (IRS employer number) identification number) 110 N. Marienfeld, Suite 465, Midland, Texas 79701 --------------------------------------------------- (Address of principal executive offices) (Zip code) (915) 684-3727 --------------------------------------------------- (Registrant's telephone number including area code) ----------------------------------------------------------- (Former name or former address, if changed since last report) Item 2. Acquisition or Disposition of Assets. Disposition of Assets As reported in our Form 8-K Report dated June 30, 1999, Parallel Petroleum Corporation and three other privately owned oil and gas companies formed First Permian, L.P., a Delaware limited partnership (Formerly, First Permian, L.L.C., a Delaware limited liability company), in June, 1999, for the purpose of acquiring all of the oil and gas properties owned by Fina Oil and Chemical Company located in thirty-two counties in the Permian Basin of west Texas. First Permian acquired the properties from Fina on June 30, 1999 for a purchase price of $96.125 million. Parallel Petroleum Corporation owns 30.675% of the total number of outstanding common units of partnership interests in First Permian. The remaining membership interests are owned in varying percentages by fourteen other members of First Permian, L.P. On March 7, 2002, First Permian, L.P. entered into an Agreement of Sale and Purchase, dated as of March 7, 2002, with Energen Resources Corporation, a wholly owned subsidiary of Energen Corporation. Under terms of the March 7, 2002 purchase agreement between First Permian and Energen, First Permian agreed to sell all of its oil and gas properties to Energen Resources Corporation for a total of $120 million in cash and 3,043,479 shares of Energen Corporation common stock. The closing of the sale occurred on April 8, 2002, with an effective date of January 1, 2002. Net of purchase price adjustments, First Permian's owners, including Parallel, received total cash in the amount of $117,243,000 and 3,043,479 shares of Energen Corporation common stock. Parallel's share of the sales proceeds, net of its share of First Permian's liabilities, was approximately $31.6 million, which included $6.05 million in cash and 933,589 shares of Energen Corporation common stock having a market value of $25.58 million, based on the closing sale price of $27.40 per share on the closing date. Energen Corporation's common stock is listed on the New York Stock Exchange under the symbol EGN. Energen Corporation is headquartered in Birmingham, Alabama and is a diversified energy holding company engaged primarily in the acquisition, development, exploration and production of oil, natural gas and natural gas liquids in the continental United States and in the purchase, distribution and sale of natural gas, principally in central and north Alabama. Item 7. Financial Statements and Exhibits. (a) Financial Statements. Filed herewith, beginning on page F-1, are the unaudited pro forma consolidated balance sheets and statements of operations of the Company as of the dates indicated. -2- (b) Exhibits. Exhibit No. Description 10.1 Agreement of Sale and Purchase, dated March 7, 2002, between First Permian, L.L.C. and Energen Resources Corporation (Incorporated by reference to Exhibit 10.1 of Form 8-K of the Registrant dated March 21, 2002 and filed with the SEC on March 22, 2002). 10.2 Amended and Restated Limited Liability Company Agreement of First Permian, L.L.C., dated as of May 31, 2000 (Incorporated by reference to Exhibit 10.16 of Form 10-K of the Registrant for the fiscal year ended December 31, 2000). -3- PARALLEL PETROLEUM CORPORATION Index to Financial Statements Page Financial Statements: Unaudited Pro forma Consolidated Balance Sheets For the Fiscal Quarter Ended March 31, 2002 F-3 Unaudited Pro forma Consolidated Statements of Operations For the Year Ended December 31, 2001 and March 31, 2002 F-5 F-1 PARALLEL PETROLEUM CORPORATION UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS On March 7, 2002, First Permian, L.P. entered into an Agreement of Sale and Purchase with Energen Resources Corporation ("Energen"), a wholly owned subsidiary of Energen Corporation. Under the terms of the agreement, First Permian agreed to sell all of its oil and gas properties to Energen for a total of $120 million in cash and 3,043,479 shares of Energen Corporation common stock. The closing of the sale occurred on April 8, 2002, with an effective date of January 1, 2002. Parallel received a distribution of $5.5 million in cash and $25.6 million in Energen Corporation common stock (933,589 shares at $27.40 per share, the market value of Energen's common stock on the date of closing) attributable to its 30.675% equity investment in First Permian, L.P. The unaudited pro forma consolidated balance sheets and statements of operations have been prepared to give effect to the sale of First Permian's properties as if the transaction had taken place as of January 1, 2002 for the statements of operations and as of March 31, 2002 for the balance sheets. The unaudited pro forma consolidated financial statements included herein are not necessarily indicative of the results that might have occurred had the transactions taken place at the dates specified and are not intended to be a projection of future results. In addition, future results may vary significantly from the results reflected in the accompanying unaudited proforma, consolidated financial statements because of normal production declines, changes in product prices, future acquisitions and divestitures, and other factors. The following unaudited pro forma consolidated financial statements should be read in conjunction with the financial statements and the related notes of the Company. F-2 PARALLEL PETROLEUM CORPORATION BALANCE SHEETS
                                                                            (unaudited)
                                                 (unaudited)                 Pro forma
                                                  March 31,   Pro forma      March 31,
                                                    2002       Adjustments      2002
                                                 ------------ --------------------------

ASSETS
Current assets:
Cash and cash equivalents                        $ 1,249,109   5,501,703 (a) $ 6,750,812
Accounts receivable:
Oil and gas                                        1,265,973                  1,265,973
Others, net of allowance for doubtful
   account of $0 in 2001 and 2002                    242,546                    242,546
Affiliate                                             31,262                     31,262
                                                 ------------ -----------    -----------
                                                   1,539,781                  1,539,781
Fair value of derivative instruments                  51,246                     51,246
Other assets                                         111,549                    111,549
                                                 ------------ -----------    -----------
Total current assets                               2,951,685   5,501,703      8,453,388
                                                 ------------ -----------    -----------
Property and equipment, at cost:
Oil and gas properties, full cost method          87,538,232                 87,538,232
Other                                                566,807                    566,807
                                                 ------------ -----------    -----------
                                                  88,105,039                 88,105,039
Less accumulated depreciation and depletion      (57,209,008)                (57,209,008)
                                                 ------------ -----------    -----------

Net property and equipment                        30,896,031                 30,896,031
                                                 ------------ -----------    -----------

Net deferred tax asset                             6,616,397  (6,616,397)(c)          -
Investment in First Permian                          157,471    (157,471)(b)          -
Marketable securities, available for sale                  -  25,580,339 (a) 25,580,339
Other assets, net of accumulated amortization
  of $55,984 in 2001 and $65,097 in  2002             70,619                     70,619
                                                 ------------ -----------    -----------
                                                 $40,692,203  $24,308,174    $65,000,377
                                                 ============ ===========    ===========
F-3 PARALLEL PETROLEUM CORPORATION BALANCE SHEETS (Continued) (unaudited)
                                                         (unaudited)                    Pro forma
                                                               March 31,     Pro forma       March 31,
                                                                 2002       Adjustments         2002
                                                             ------------- --------------   -------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Current maturities of long-term debt                           $ 3,300,000                   $ 3,300,000
Accounts payable and accrued liabilities:
Trade                                                            2,728,007     1,481,515(d)    4,209,522
                                                             -------------  ------------    ------------
                                                                 6,028,007     1,481,515       7,509,522
                                                             -------------  ------------    ------------

Long-term debt, excluding current maturities                     9,265,589                     9,265,589
Deferred taxes payable                                                   -     3,688,673(c)    3,688,673

Stockholders' equity:
Series A preferred stock -- par value $.10 per share
(aggregate liquidation preference of $26)
authorized 50,000 shares                                                 -                             -
Preferred stock -- $.60 cumulative convertible preferred
stock -- par value of $.10 per share (aggregate liquidation
preference of $10) authorized 10,000,000 shares, issued
and outstanding 974,500 in 2001 and 2002                            97,450                        97,450
Common stock -- par value $.01 per share, authorized 60,000,000
shares, issued and outstanding 20,663,861 in 2001 and 2002         206,639                       206,639
Additional paid-in capital                                      33,941,323                    33,941,323
Retained earnings (deficit)                                     (8,846,805)   19,137,986      10,291,181
                                                             -------------  ------------    ------------

Total stockholders' equity                                      25,398,607    19,137,986      44,536,593

Commitments and contingencies
                                                             -------------  ------------    ------------
                                                               $40,692,203  $ 24,308,174     $65,000,377
                                                             =============  ============    ============
*The balance sheet as of December 31, 2001 has been derived from Parallel's audited financial statements. ____________________ (a) To record proceeds from the sale of oil and gas properties by First Permian, L.P. As of the date of this report, Parallel has not determined the use of the cash proceeds from the sale of First Permian's properties, but expects such proceeds will be used for working capital purposes, capital expenditures, the reduction of outstanding bank debt or a combination of any of the foregoing. (b) To remove remaining investment in First Permian, net of Parallel's share of first quarter net loss and adjust gain from the sale. (c) To remove tax asset related to carryforwards utilized and record taxes due as a result of the estimated taxable gain on the sale of Parallel's equity interest in First Permian. (d) To record incentive awards payable to employees as a result of the sale of First Permian. F-4 PARALLEL PETROLEUM CORPORATION STATEMENTS OF OPERATIONS (Unaudited)

                                                               Year Ended
                                                              December 31,        Pro forma         Pro forma
                                                                  2001           Adjustments         Amount
                                                            ----------------    -------------    ---------------
Oil and gas revenues                                            $ 17,840,024                         $17,840,024
                                                            ----------------    -------------    ---------------
Cost and expenses:
Lease operating expense                                            3,920,840                           3,920,840
General and administrative                                         1,346,454        1,481,515 (d)      2,827,969
Depreciation, depletion and amortization                           6,318,105                           6,318,105
Impairment of oil and gas properties                              16,819,813                          16,819,813
                                                            ----------------    -------------    ---------------
                                                                  28,405,212        1,481,515         29,886,727
                                                            ----------------    -------------    ---------------
 Operating income (loss)                                         (10,565,188)      (1,481,515)       (12,046,703)
                                                            ----------------    -------------    ---------------
Other income (expense), net:
Equity in income loss of First Permian, LLC                          840,529         (840,529)(b)             -
Gain on Sale of Equity Investment                                                  31,082,042 (a)
                                                                                      366,765 (b)    31,448,807
Change in fair value of derivatives                                        -                                  -
Interest income                                                      142,948                            142,948
Other income                                                          93,922                             93,922
Interest expense                                                    (802,017)                          (802,017)
Other expense                                                       (529,317)                          (529,317)
                                                            ----------------    -------------    --------------
Total other expense, net                                            (253,935)      30,608,278        30,354,343
                                                            ----------------    -------------    ---------------
Income (loss) before income taxes                                (10,819,123)      29,126,763        18,307,640
Income tax expense (benefit), net                                 (6,111,548)      11,007,082  (c)   17,118,630
                                                            ----------------    -------------    --------------
Net income (loss)                                               $ (4,707,575)    $ 40,133,845       $35,426,270
Cumulative preferred stock dividend                                 (609,063)                          (609,063)
                                                            ----------------    -------------    --------------
Net income (loss) available to common stockholders              $ (5,316,638)    $ 40,133,845       $34,817,207
                                                            ================    =============    ==============
Net income (loss) per common share:
Basic                                                                $ (0.26)          $ 1.94            $ 1.68
                                                            ================    =============    ==============
Diluted                                                              $ (0.26)          $ 1.94            $ 1.68
                                                            ================    =============    ==============
Weighted average common share outstanding
Basic                                                             20,663,861       20,663,861        20,663,861
                                                            ================    =============    ==============
Diluted                                                           20,663,861       20,663,861        20,663,861
                                                            ================    =============    ==============
*The balance sheet as of December 31, 2001 has been derived from Parallel's audited financial statements. ________________________ (a) To record proceeds from the sale of oil and gas properties by First Permian, L.P. As of the date of this report, Parallel has not determined the use of the cash proceeds from the sale of First Permian's properties, but expects such proceeds will be used for working capital purposes, capital expenditures, the reduction of outstanding bank debt or a combination of any of the foregoing. (b) To remove remaining investment in First Permian, net of Parallel's share of first quarter net loss and adjust gain from the sale. (c) To remove tax asset related to carryforwards utilized and record taxes due as a result of the estimated taxable gain on the sale of Parallel's equity interest in First Permian. (d) To record incentive awards payable to employees as a result of the sale of First Permian. F-5 PARALLEL PETROLEUM CORPORATION STATEMENTS OF OPERATIONS (Unaudited)

                                              Three Months
                                                  Ended
                                                March 31,
                                               ------------    Pro forma          Pro forma
                                                   2002        Adjustments          Amount
                                               ------------    -----------      ------------
Oil and gas revenues                          $ 1,971,191                       $  1,971,191
                                              -----------     ------------      ------------
Cost and expenses:
Lease operating expense                           549,376                            549,376
General and administrative                        349,764        1,481,515 (d)     1,831,279
Depreciation, depletion and amortization        1,354,630                          1,354,630
Impairment of oil and gas properties
                                              -----------     ------------      ------------
                                                2,253,770        1,481,515         3,735,285
                                              -----------     ------------      ------------
Operating income (loss)                          (282,579)      (1,481,515)       (1,764,094)
                                              -----------     ------------      ------------
 Other income (expense), net:
Equity in income loss of First Permian, LLC      (316,293)         316,293 (b)            -
Gain on Sale of Equity Investment                               31,082,042 (a)
                                                                  (473,764)(b)    30,608,278
Change in fair value of derivatives              (339,858)                          (339,858)
Interest income                                    10,378                             10,378
Other income                                        5,997                              5,997
Interest expense                                 (153,057)                          (153,057)
Other expense                                    (172,066)                          (172,066)
                                              -----------     ------------      ------------
Total other expense, net                         (964,899)      30,924,571        29,959,672
                                              -----------     ------------      ------------
Income (loss) before income taxes              (1,247,478)      29,443,056        28,195,578
Income tax expense (benefit), net                (478,727)      10,712,897 (c)    10,234,170
                                              -----------     ------------      ------------
Net income (loss)                              $ (768,751)    $ 18,730,159      $ 17,961,408
Cumulative preferred stock dividend              (146,175)                          (146,175)
                                              -----------     ------------      ------------
Net income (loss) available to
  common stockholders                          $l(914,926)    $ 18,730,159      $ 17,815,233
                                              ===========     ============      ============
Net income (loss) per common share:
Basic                                             $ (0.04)          $ 0.90            $ 0.86
                                              ===========      ===========      ============
Diluted                                           $ (0.04)          $ 0.90            $ 0.86
                                              ===========      ===========      ============
Weighted average common share outstanding
Basic                                          20,663,861       20,663,861        20,663,861
                                              ===========      ===========      ============
Diluted                                        20,663,861       20,663,861        20,663,861
                                              ===========      ===========      ============
______________ (a) To record proceeds from the sale of oil and gas properties by First Permian, L.P. As of the date of this report, Parallel has not determined the use of the cash proceeds from the sale of First Permian's properties, but expects such proceeds will be used for working capital purposes, capital expenditures, the reduction of outstanding bank debt or a combination of any of the foregoing. (b) To remove remaining investment in First Permian, net of Parallel's share of first quarter net loss and adjust gain from the sale. (c) To remove tax asset related to carryforwards utilized and record taxes due as a result of the estimated taxable gain on the sale of Parallel's equity interest in First Permian. (d) To record incentive awards payable to employees as a result of the sale of First Permian. F-6 SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. Dated: May 21, 2002 PARALLEL PETROLEUM CORPORATION By:/s/ Larry C. Oldham ------------------------------ Larry C. Oldham, President and Principal Financial Officer S-1